
DULUTH
TRADING
CO

William Blair 37th Annual Growth Stock Conference

June 13, 2017

Disclaimer

Forward-Looking Statements

This presentation dated June 13, 2017 includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) ("Duluth Trading" or the "Company") plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "budget," "goals," "potential," "continue," "design," "objective," "would" and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A "Risk Factors" in Duluth Trading's Annual Report on Form 10-K filed with the SEC on March 22, 2017, and other factors as may be periodically described in Duluth Trading's subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws.

Non-GAAP Measurements

Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix Table "Reconciliation to Adjusted EBITDA," for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company's management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company's GAAP financial results and should be read in conjunction with those GAAP results.


ONE TOUGH
SON OF A...
FIRE HOSE®
WORK PANTS

Introduction to Duluth Trading

The Modern, Self-Reliant American Lifestyle

Men and women who are hands-on, value a job well done and are often outdoors for work and hobbies





DULUTH TRADING CO

Duluth Trading Evolution


1989
Invents The Bucket Boss under the company name "Portable Products"
1991
Establishes first headquarters – a refurbished dredge barge in Duluth, MN on Lake Superior
1993
Mails first catalog
1993
1996
Launches website
2000
GEMPLER'S, an agricultural / horticultural supply catalog under the ownership of Steve Schlecht, purchases Duluth Trading
2002
Introduces cure for Plumber's Butt – the Longtail T® Shirt
2003
Introduces heroically tough yet soft Fire Hose® workwear
2005
Introduces Women's Line
2008
Opens first store in Mount Horeb, WI
Introduces Ballroom® Jeans
2010
Introduces Buck Naked™ underwear
2011
Giant Angry Beaver sighted in TV ads nationwide
2012
Opens first outlet in Belleville, WI
Introduces ® DuluthFlex
2013
Introduces Armachillo® Shirt with Made In The Jade™ Fabric
2014
Introduces No-Yank Tank™
Introduces Armachillo® underwear
2015
Introduces Dry on the Fly®
Opens iconic Duluth, MN store
2016
Opens first build to suit store in Hoffman Estates, IL
Opens first Eastern store in King of Prussia, PA
2017
Opens 22nd store in Pittsburgh, PA
Introduces Breezeshooter™
Previous ownership
Under current ownership

DULUTH TRADING CO

Nationwide Customer Presence

U.S. Population



- Nationwide customer base aligned geographically with U.S. population
- Unique ability to know where our customers are through our direct sales channel

Duluth Trading Direct Customers (FY 2016 Net Sales)



Top Three Markets

#1 California

#2 Texas

#3 New York

Source: Internal Company Research.

Omnichannel Presence with Distribution Control

Direct Segment
76% of 1Q 2017 Net Sales; 6% YoY Growth

e-Commerce (84%)


WHAT
AVERAGE
UNDERWEAR
FEELS LIKE
GET BUCK NAKED
GRIPPY LIKE A
BIG BAD BOAR
$39.50
THE LONG & SHORT OF IT

Catalog (16%)


DULUTH TRADING CO
BAD MOON RISING
Catch a Deal!

Retail Segment
24% of 1Q 2017 Net Sales; 140% YoY Growth



22 retail stores[(1)]

Key Benefits

- ✓ Self-reliant
- ✓ Present our brand in a consistent manner
- ✓ Implement controlled pricing strategy
- ✓ Own the relationship with our customers
- ✓ Capture the full margin of our products
- ✓ Reduce logistics complexities and costs

DULUTH TRADING CO

(1) As of June 13, 2017. Includes two outlet stores.

First Brand Pillar: Solution-Based Design

"There's Gotta Be A Better Way"


NO-YANK® TANK
NO-CREEP COMFORT


ALASKAN
HARDGEAR
CHEWS THROUGH THE TOUGHEST JOBS


FREE SWINGIN' FLANNEL
FREEDOM OF MOVEMENT


DRY ON THE FLY PANTS
WICKS AND DRIES LIGHTNING FAST

DULUTH TRADING CO

June 13, 2017

Second Brand Pillar: Humorous and Distinctive Marketing

FIGHTING WRINKLES
IN
AVERAGE SHIRTS

Second Brand Pillar: Humorous and Distinctive Marketing



Third Brand Pillar: Outstanding and Engaging Customer Experience

Omnichannel brand experience makes shopping fun and hassle-free

DULUTH TRADING CO.
NO BULL
GUARANTEE
NO HASSLES
NO NONSENSE





Trading Tales

"I've made it to the store! This place is awesome! The staff was very friendly and helpful. Their positive attitudes made the difference from a gadget shopping trip to a full fledged shopping experience."

~David L. Clarksburg, WV.

DULUTH TRADING CO

Growth Strategies

1
Build Brand Awareness to Continue Customer Acquisition

2
Accelerate Retail Expansion

3
Grow Women's Business

4
Broaden Assortment in Select Men's Product Categories



FLEX FIRE HOSE CARPENTER

Highest Customer Satisfaction Presents Opportunity to Expand Brand Awareness



Overall Satisfaction(1)
91%
85%
82%
77%
74%
66%
60%
59%
58%
48%
DULUTH TRADING CO
carhartt
Columbia
L.L.Bean
Levi's
Cabela's
LANDS' END
Eddie Bauer
Lee
Dickies

36% of respondents were aware of the Duluth Trading brand but have never purchased our product



Aided Brand Awareness
67%
36%
31%
99%
9%
90%
98%
16%
82%
95%
32%
63%
94%
36%
58%
92%
29%
63%
89%
32%
57%
83%
19%
64%
82%
41%
41%
72%
24%
48%
DULUTH TRADING CO
Levi's
Lee
L.L.Bean
Eddie Bauer
Dickies
LANDS' END
Columbia
Cabela's
carhartt
Purchased
Aware but Never Purchased

DULUTH TRADING CO

Source: IRI Clothing / Apparel Survey and Duluth Internal Panel, July 2015.

(1) As demonstrated by a score of 6 or 7 in response to the question "How satisfied are you with the overall performance of the following brands?" on a scale from 1-7, where 1=Not at all satisfied and 7=Extremely satisfied.

The Omnichannel Experience Builds Brand Awareness and Drives Customer Acquisition


TV
Catalog
Print/ Billboards
GET BUCK NAKED IN NOBLESVILLE
NEXT TO CABELA'S
Stores
Social
Digital
Duluth Trading Brand

Accelerate Retail Expansion

Significant white space opportunity to grow our U.S. retail presence

Retail Store Footprint



~100
29(2)
16
9
6
4
2013
2014
2015 (1)
2016 (1)
2017 (3)
Store Potential in Identified Markets

- Existing stores profitable in both metropolitan and rural locations across multiple markets
- Identified markets with ~100 locations that have attractive customer and population density metrics
- High concentration of existing Duluth Trading customers and potential customers that fit our brand demographics
- Utilize current customer data from direct segment to help identify new geographies and store locations

(1) Includes two outlet stores.
(2) Projected number of stores for 2017.
(3) Includes three outlet stores.

Site Selection Overview

Use customer data from direct sales channel to identify new geographies and locations

- Select specific site based on:
  - Current customer recommendations
  - Access to freeway
  - High visibility
  - Ample parking
- Opportunity across urban and rural markets, including the ability to open multiple stores in local areas within major MSAs
- Flexibility in store format and size based on market needs and site availability
- Direct channel and current store sales data informs future merchandising decisions


Pittsburgh
Sales - High (Above 51,000)
Sales - Above Average (10,500 to 51,000)
Sales - Average (2,175 to 10,500)
Sales - Below Average (450 to 2,175)
Sales - Low (Below 450)

Delivering a Consistent Duluth Retail Experience

- Expanded Manager-in-Training Program
- Introduced Area Manager role
- Created Director of Store Operations role
- Scalable store opening process


DULUTH
TRADING
CO

DULUTH TRADING CO

Flexible Store Strategy

Renovations


DULUTH TRADING

- Ankeny, IA
- Bloomington, MN
- Downers Grove, IL
- Fridley, MN
- King of Prussia, PA
- Manassas, VA
- Omaha, NE
- Macomb, MI
- Burlington, MA
- Warwick, RI

Build to Suit


DULUTH TRADING

- Hoffman Estates, IL
- Independence, MO
- Noblesville, IN
- West Chester, OH
- Pittsburgh, PA

Iconic Restorations


DULUTH TRADING
DOERFLINGERS

- Duluth, MN
- LaCrosse, WI
- Mt. Horeb, WI
- Port Washington, WI
- Sioux Falls, SD

DULUTH TRADING CO

Announced Store Openings Balance of 2017


Full Line
Outlet

- Red Wing, MN (outlet) (2Q FY17)
- St. Charles, MO (3Q FY17)
- Thornton, CO (3Q FY17)
- Avon, OH (3Q FY17)
- Louisville, KY (4Q FY17)
- Wixom, MI (4Q FY17)
- Grandville, MI (4Q FY17)

DULUTH TRADING CO

2017-2019 Retail Store Expansion Plan

Retail store expansion plan reflects strategy to phase openings in geographic clusters


2018
2019
2017/18
2018
2018
2018/19
2018
2018
New Jersey
2018
Map data ©2017 Google, INEGI

Retail Stores Create Incremental Growth Over Time

First 12 Months of Retail Store Opening

Deceleration of direct growth vs. national average

After 12 Months of Retail Store Opening

Acceleration of direct growth vs. national average


DULUTH
TRADING

Grow Women's Business

Expand offering to appeal to a wider range of women and lifestyle needs



- 45% CAGR from CY2012-FY2016 to 21% of Net Sales
- Highly differentiated products in crowded space of women's apparel
- Women have lower awareness of our brand than men yet report high levels of satisfaction once they have tried our products[1]
- Continue to leverage all media channels and increase marketing spend as a percentage of total to drive awareness and customer acquisition
- Introduce innovative product that solve unmet needs – No Yank Tank and Dry on the Fly for Women

DULUTH TRADING CO

(1) IRI Clothing / Apparel Survey, July 2015.

Broaden Assortments in Select Men's Categories

90% of Duluth men live the Modern, Self-Reliant American Lifestyle yet have indoor jobs



- **Reaching deeper into his closet:**
  - Extend core products through color, fabric and size
  - Increase penetration in spring and transitional product (rain, mid-weight jackets, etc.)
  - Continue to introduce products that expand occasions for wear whether at work or at leisure

HANDLE



THE

SUITS

Financial Review

Historical Annual Financials

Net Sales



($ in millions)
Direct
Retail
CAGR = 32.1%
$163.1
$10.2
$152.9
$231.9
$23.0
$208.9
$304.2
$37.8
$266.3
$376.1
$66.4
$309.7
2013
2014
2015
2016

Gross Profit



($ in millions)
CAGR = 32.5%
$92.0
$131.0
$173.5
$214.1
2013
2014
2015
2016
Margin
56.4%
56.5%
57.0%
56.9%

Adjusted EBITDA[(1)]



($ in millions)
CAGR = 32.8%
$17.6
$26.7
$34.0
$41.2
2013
2014
2015
2016
Margin
10.8%
11.5%
11.2%
10.9%

Net Income



($ in millions)
CAGR = 31.8%
$9.3
$14.2
$17.3
$21.3
2013 (2)
2014 (2)
2015 (2)
2016
Margin
5.7%
6.1%
5.7%
5.7%

(1) Adjusted to reflect the add-back of tax related payments from employee stock awards and stock compensation expense.
(2) Pro Forma Net Income - adjusted for a 40% tax rate for comparability purposes. Excludes net income attributable to noncontrolling interest.

Three Months Ended April 30, 2017

Net Sales


($ in millions)
Direct
Retail
21.9%
$68.6
$8.3
$60.3
$83.7
$19.9
$63.8
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)

Gross Profit


($ in millions)
22.6%
$39.7
$48.6
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)
Margin
57.8%
58.1%

Adjusted EBITDA(1)


($ in millions)
$6.6
$2.7
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)
Margin
9.6%
3.2%

Net Income(2)


($ in millions)
$3.2
$0.4
3 mos. 2016 (5/1/2016)
3 mos. 2017 (4/30/2017)
Margin
4.7%
0.4%

DULUTH TRADING CO

(1) Adjusted to reflect the add-back of stock compensation expense.
(2) Excludes net income attributable to noncontrolling interest.

Model for New Stores

- 10,000 to 12,000 selling square feet
- $2.0 million to $2.6 million in capital expenditures and starting inventory
- Average payback of less than two years
- Four-Wall EBITDA Margin in the mid-20s




DULUTH TRADING CO
RETOOLED

DULUTH TRADING CO

Investment Highlights

1. Large, Addressable Market Opportunity
2. Differentiated, Everyday Lifestyle Brand with Attractive, Loyal Customer Base
3. Omnichannel Presence with Complete Distribution Control
4. Demonstrated Track Record of Growth and Profitability
5. Proven Strategy for Long-Term Growth


DULUTH
TRADING CO
DESIGNED & TESTED BY TRADESMEN
BETTER by DESIGN
Our clothing helps you make it through the day
800-505-8888
www.duluthtrading.com

DULUTH TRADING CO

AN OVERALL
IMPROVEMENT



FOR
DOWN-AND-DIRTY
WORK

Appendix

Reconciliation to Adjusted EBITDA

($ in millions)	2013	2014	2015	2016	3 months ended May 1, 2016	3 months ended April 30, 2017
Net Income	**$ 16.1**	**$ 24.1**	**$ 27.7**	**$ 21.5**	**$ 3.3**	**$ 0.4**
(+) Depreciation & Amoritization	1.2	1.8	2.8	4.7	0.9	1.6
(+) Interest Expense, net	0.2	0.3	0.3	0.2	0.0	0.2
(+) Income Tax Expense			1.3	13.5	2.1	0.2
EBITDA	**$ 17.5**	**$ 26.3**	**$ 32.2**	**$ 39.9**	**$ 6.3**	**$ 2.4**
Adjustments						
(+) Non-Cash Stock Based Compensation Expense	0.1	0.1	0.7	1.2	0.3	0.3
(+) Payment for a Portion of the Grantees' Tax Liabilities Associated with a Grant of Restricted Stock Awards	-	0.3	1.1	-	-	-
Total Adjustments	0.1	0.4	1.8	1.2	0.3	0.3
Adjusted EBITDA	**$ 17.6**	**$ 26.7**	**$ 34.0**	**$ 41.2**	**$ 6.6**	**$ 2.7**

Note: 2013-2016 financials presented are Fiscal Year ended the Sunday nearest to January 31.

Reconciliation to Pro Forma Net Income

($ in millions)	2013	2014	2015
Income Attributable to Controlling Interest Before Provision for Income Taxes	**$ 15.5**	**$ 23.6**	**$ 28.8**
(-) Provision for Income Taxes [1]	6.2	9.5	11.5
Pro Forma Net Income	**$ 9.3**	**$ 14.2**	**$ 17.3**

The pro forma net income information gives effect to the conversion of the Company to a "C" corporation on November 25, 2015. Prior to such conversion, the Company was an "S" corporation and generally not subject to income taxes. The pro forma net income, therefore, includes an adjustment for income tax expense on the income attributable to controlling interest as if the Company had been a "C" corporation as of February 4, 2013 at an assumed combined federal, state and local effective tax rate of 40%, which approximates the calculated statutory rate for each period. No pro forma income tax expense was calculated on the income attributable to noncontrolling interest because this entity did not convert to a "C" corporation. The pro forma basic and diluted net income per share Class A and Class B common stock is computed using the pro forma net income, as discussed above.

DULUTH TRADING CO

Note: 2013-2015 financials presented are Fiscal Year ended the Sunday nearest to January 31.